Hillview Investment Trust II
Hillview/REMS Leveraged REIT Fund







                             ______________________

                                   PROSPECTUS
                                December 16, 2002

                           As Revised January 9, 2003

                             ______________________










As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.





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                          Hillview Investment Trust II
                        Hillview/REMS Leveraged REIT Fund

                                Table of Contents


FUND DESCRIPTION

     Summary..................................................................1

     Performance Information..................................................2

     Fees and Expenses........................................................2

     Expense Example..........................................................3

     Investment Objective.....................................................4

     Principal Investment Strategies..........................................4

     Principal Risks..........................................................5

     Other Investment Strategies..............................................7

     Additional Risk Information..............................................8

MANAGEMENT OF THE FUND

     Investment Manager.......................................................9

     Investment Adviser.......................................................9

     Portfolio Manager........................................................9

DISTRIBUTIONS AND TAXES

     Dividends and Other Distributions.......................................10

     Taxes...................................................................10

SHAREHOLDER INFORMATION

     Purchasing Shares.......................................................11

     Selling Shares..........................................................11

     Other Information about Purchases and Redemptions.......................12

     Appendix................................................................13

FOR MORE INFORMATION.........................................................14



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                          Hillview Investment Trust II
                        Hillview/REMS Leveraged REIT Fund

                                FUND DESCRIPTION

                                     Summary
Investment Objective

The fund seeks to achieve long-term growth of capital and current income.

Principal Investment Strategies

Under normal conditions, the fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities issued by "real estate investment trusts" ("REITs"). A REIT is a separately managed trust that makes investments in various real estate businesses. The fund may also invest in other "real estate operating companies" (collectively with REITs, "real estate companies").

The fund does not invest in real estate directly. The portfolio of REIT securities in which the fund invests will normally be diversified as to geographic region and property type. The fund may hold as few as twenty long positions and Real Estate Management Services Group, LLC (the "REMS Group" or the "Adviser") may take short positions in REITs or REIT indices. The equity securities generally will be U.S. issuers that are considered by the fund's Adviser to be undervalued and have dividend yields that exceed the ten-year U.S. Treasury yield. The fund will normally borrow money to invest, although not in excess of 33 1/3% of its assets, including the amount of any borrowings. Generally, the fund expects to borrow and will maintain varying levels of leverage depending on factors such as the price of the REIT security relative to the underlying real estate and the returns of the REIT security relative to the interest expense of the fund. Notwithstanding this expectation, the fund will not use leverage, or will use leverage to a lesser extent, if the Adviser anticipates that leveraged assets in the fund would result in lower return to shareholders.

Principal Risks

An investment in the fund is not guaranteed, and you may lose money by investing in the fund. The fund is not a complete investment program. It has been designed to provide exposure to securities of real estate companies and is typically used in conjunction with a variety of other investments to provide investors with a full and appropriate asset allocation. The value of your investment will go up and down, which means you could lose money when you sell your shares. There are risks involved with any investment, but the principal risks associated with an investment in the fund include:

o Real estate market and REIT risk. Since the fund concentrates its assets in the real estate industry, your investment in the fund will be closely linked to the performance of the real estate markets.

o Small Companies. The fund will be focused on smaller companies (those companies with a market capitalization of less than $1 billion). Smaller real estate company stocks can be more volatile than, and perform differently from, larger real estate company stocks.

o Leverage risk. The fund will use leverage in executing its investment strategy. The amount of leverage may not exceed 33 1/3% of the fund's

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         total assets (including the amount of the borrowings but reduced by any liabilities not constituting borrowings). The amount of the fund's borrowings and the interest rates at which the fund borrows in particular, will affect the operating results of the fund. Leverage will increase the volatility of the fund's performance and its risk.
         There  can  be  no  assurance  that  a  leveraging   strategy  will  be
         successful.

o Short sales risk. The fund may engage in short sales of securities, index funds, and index options in executing its investment strategy. Short sales may occur if the Adviser determines an event is likely to have a downward impact on the market price of a company's securities. Such practices can, in certain circumstances, substantially increase the impact of adverse price movements on the fund's portfolio.

o Stock market risk. Stock prices in general rise and fall as a result of investors' perceptions of the market as a whole. If the stock market drops in value, the value of the fund's portfolio investments is also likely to decrease in value. The increase or decrease in the value of the fund's investments, in percentage terms, may be more or less than the increase or decrease in the value of the market.

o Non-diversification risk. The fund is "non-diversified" and takes larger positions in a smaller number of issuers than a diversified fund. The change in the value of a single stock in the fund's portfolio may have a greater impact on the fund's net asset value than it would on a diversified fund. The fund's share price may fluctuate more than the share price of a comparable diversified fund.

                             Performance Information

The fund is newly organized and does not yet have an operating history as an investment company registered under the Investment Company Act of 1940 (the "1940 Act"). Before the fund commenced operations, substantially all of the assets of DGHM Leveraged REIT, L.P., a predecessor unregistered investment company advised by the REMS Group that in all material respects had the same investment objective, policies, guidelines and restrictions as the fund, were transferred to the fund.

                                Fees and Expenses

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund. No sales charges (loads) or other fees are paid directly from your investment.

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

Management and Advisory fees........................................... 1.25%
Other expenses 1....................................................... 1.57%
Total Annual Fund Operating Expenses................................... 2.82%
                                                                    ===========
Fee waivers2........................................................... 0.82%
Net expenses........................................................... 2.00%
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1    Other expenses are based on estimated expenses for the current fiscal year.

2 The Adviser has contractually agreed to waive its advisory fee and to reimburse the fund to limit the expenses of the fund so that total annual fund operating expenses (not including brokerage commissions, taxes, interest and extraordinary expenses) ("Total Expenses") shall not exceed 2.00% of the fund's average annual assets through June 30, 2004. The Adviser may be reimbursed the amount of any such payments in the future provided that the payments are reimbursed within three years of the payment being made and the combination of the fund's Total Expenses and such reimbursements do not exceed 2.00% of the fund's average annual assets. If actual Total Expenses are less than 2.00%, and the Adviser has recouped any eligible previous payments made, the fund will be charged such lower expenses.

                                 Expense Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including waivers and reimbursement for the first year) remain the same. Although your actual costs may be higher or lower, based on these assumptions, your cost would be:

1 Year.........................$203     3 Years.....................$797


The above example is for comparison purposes only and is not a representation of the fund's actual expenses or returns for the future.










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                   Investment Objective, Strategies and Risks

                              Investment Objective

The fund's investment objective is long-term growth of capital and current income.

                         Principal Investment Strategies

Under normal circumstances, the fund will seek to achieve its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity positions of REITs. The fund may also invest in other real estate operating companies. The equity securities generally will be securities of U.S. issuers that the Adviser considers to be undervalued and that have dividend yields that exceed the ten-year U.S. Treasury yield. The Adviser applies a proprietary REIT Multi-Factor Model to select securities that are considered undervalued based on cash flow yields and capital structure. The remainder of the fund's assets will be invested in cash or short-term investments or real estate operating companies that pay little or no dividends. The fund may invest in common stocks of issuers listed on a national securities exchange or traded in the over-the-counter market. Securities convertible into or exercisable for common stocks may include convertible debt securities (such as bonds, debentures and notes), preferred stocks, options, warrants and rights. In certain instances, a security of one issuer may be convertible into or exercisable or exchangeable for securities of a different issuer. Although certain securities in which the fund may invest may be issued by well-known companies, others may be issued by less recognized and smaller companies.

The fund will use leverage to execute its investment strategy. The fund will use leverage, i.e. borrow money for investing, for the purpose of enhancing returns and meeting operating expenses and redemption requests while maintaining investment capacity. Generally, the fund expects to borrow and will maintain varying levels of leverage depending on factors such as the price of the REIT security relative to the underlying real estate and the returns of the REIT security relative to the interest expense of the fund. Notwithstanding this expectation, the fund will not use leverage, or will use leverage to a lesser extent, if the Adviser anticipates that leveraged assets in the fund would result in lower return to shareholders.

Investment decisions will be made principally upon the basis of the application of the Adviser's proprietary multi-factor valuation model combined with in-depth industry and company specific research conducted by the Adviser. The fund will seek long positions in companies that it believes are well managed, have excellent fundamentals and are undervalued in relation to other securities in the same market sector. The fund may take short positions in individual securities, index funds or index options when appropriate, in order to protect accumulated unrealized gains.

The Adviser may also purchase securities for which there is a limited liquid market, companies with limited operating histories and unrated securities. The types of securities in which the fund may invest and the strategies it may employ are described below. Risks associated with such investments and strategies are described below.

Real Estate Companies. For purposes of the fund's investment policies, a real estate company is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate; or has at least 50% of its assets in such real estate. Under normal circumstances, the fund will invest substantially all of its assets in the equity securities of real estate companies. These equity securities can consist of common stocks (including REIT shares), rights




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or warrants to purchase common stocks, securities convertible into common stocks where the conversion feature represents, in the investment Adviser's view, a significant element of the securities' value, and preferred stocks.

REITs. The fund may invest without limit in shares of REITs. REITs pool investors' funds for investment primarily in income-producing real estate or real estate related to loans or interests. A REIT is not taxed on income or net capital gains distributed to shareholders if, among other things, it distributes to its shareholders substantially all of its taxable income for each taxable year. As a result, REITs tend to pay relatively higher dividends than other types of companies and the fund intends to use these REIT dividends in an effort to meet the current income goal of its investment objective.

Types of REITs. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. The fund invests primarily in Equity REITs.

The REIT investment universe, which is based on the NAREIT Index, is comprised of approximately 177 companies ranging in market capitalization from $1.2 million to $12.5 billion (as of June 30, 2002), with an aggregate market capitalization of approximately $180 billion.

         o Equity REITs. The fund's investment portfolio includes shares of Equity REITs, which are companies that invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by investing in and selling properties that have appreciated in value.

         o Mortgage REITs and Hybrid REITs. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

Real estate operating companies. The fund may invest in real estate operating companies ("REOCs"). REOCs are publicly traded real estate companies that have elected not to be taxed as REITs. The three primary reasons for this election are (a) the availability of the REOC to carry forward net operating losses; (b) the REOC may operate lines of businesses that generate income and would not qualify as a business that a REIT may operate and retain its tax status; and (c) a REOC may retain and reinvest its earnings whereas a REIT must distribute substantially all of its taxable income every year to retain its tax status.

                                 Principal Risks

The fund expects to invest primarily in common stocks and other equity securities issued by real estate companies. The main risk is that the value of the stocks the fund holds might decline as a result of the performance of individual stocks, a decline in the stock market in general or a general decline in real estate markets. An investment in the fund is not guaranteed, and you may lose money by investing in the fund. The fund is not a complete investment program. It has been designed to provide exposure to securities of real estate companies and is typically used in conjunction with a variety of other investments to provide investors with a full and appropriate asset allocation. The value of your investment will go up and down, which means you could lose money when you sell your shares. There are risks involved with any investment, but the principal risks associated with an investment in the fund include:

Real estate market and REIT risk. The real estate industry is particularly sensitive to economic downturns. REIT prices may drop because of the failure of borrowers to pay their loans, a dividend cut, a disruption to the real estate investment sales market, changes in federal or state taxation policies affecting REITs, and poor management. Other risks that can adversely affect the value of securities in the real estate industry include: extended vacancies of




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properties,  increased  competition,  increases in property  taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages
resulting  from  environmental   problems,   casualty  or  condemnation  losses,
limitations on rents, changes in neighborhood values and the appeal of properties to tenants and changes in interest rates.

Small Companies. Small companies may have limited operating histories. There may be less trading volume in a smaller company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks. Historically, however, the significant amount of dividend income provided by REITs has tended to lessen this impact.

Leverage risk. The amount of borrowings and the rates at which the fund can borrow in particular, will affect the performance of the fund. Leveraging the fund exaggerates changes in the value and in the yield on the fund's portfolio. This may result in greater volatility of the net asset value of the shares. To the extent the income or capital appreciation derived from securities purchased with monies received from leverage is not sufficient to cover the cost of leverage, the fund's return would be lower than if leverage had not been used. The fund could lose more than the amount it invests.

The fund expects to borrow pursuant to a secured line of credit under which loans will be payable on demand by the lender and can be prepaid by the fund at any time, without penalty. If the securities pledged to the fund's lender decline in value, or if the lender determines that additional collateral is required for any other reason, the fund could be required to repay the loans, provide additional collateral or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden drop in the value of the fund's assets, the fund might not be able to liquidate assets quickly enough to pay off its debt. The fund will not use leverage if the Adviser anticipates that leveraged assets would result in a lower return to shareholders than the fund could obtain over time without leverage.

Short sales risk. The fund may engage in short sales. To effect a short sale, the fund's brokerage firm borrows the security to make delivery to the buyer. When the short position is closed, the fund is obligated to deliver that security by purchasing it at the market price. Short sales may occur if the Adviser determines an event is likely to have a downward impact on the market price of a company's securities. In addition, short positions may be taken if in the opinion of the Adviser such positions will reduce the risk inherent in taking or holding long positions. The extent to which the fund engages in short sales will depend upon its investment strategy and perception of market direction. Such practices can, in certain circumstances, substantially increase the impact of adverse price movements on the fund's portfolio. A short sale of a security involves the risk of a theoretically unlimited increase in the market price of the security, which could result in an inability to cover the short position or a theoretically unlimited loss. There can be no assurance that securities necessary to cover a short position will be available for purchase.

Stock market risk. Stock prices in general rise and fall as a result of investors' perceptions of the market as a whole. If the stock market drops in value, the value of the fund's portfolio investments is also likely to decrease in value. The increase or decrease in the value of the fund's investments, in percentage terms, may be more or less than the increase or decrease in the value of the market.

Non-diversification risk. The fund is "non-diversified" and takes larger positions in a smaller number of issuers than a diversified fund. The change in the value of a single stock in the fund's portfolio may have a greater impact on the fund's net asset value than it would on a diversified fund. The fund's share price may fluctuate more than the share price of a comparable diversified fund.



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                           Other Investment Strategies

To achieve its investment objectives, the fund can also use the investment techniques and strategies described below. The following investment strategies are not considered principal investment strategies, and the fund might not always use all of them. These techniques have risks, although some are designed to help reduce overall investment or market risks.

Other Securities. While the fund emphasizes investments in common stocks, it can also buy other equity securities, such as preferred stocks, warrants, junk bonds and securities convertible into common stocks (which may be subject to credit risks and interest rate risks). The Adviser considers some convertible securities to be "equity equivalents" because of the conversion feature and in that case their rating has less impact on the Adviser's investment decision than in the case of other debt securities.

Illiquid and Restricted Securities. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. Restricted securities may have terms that limit their resale to other investors or may require registration under federal securities laws before they can be sold publicly. The fund will not invest more than 15% of its net assets in illiquid or restricted securities. Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to that limit. The Adviser monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

Derivative Investments. The fund can invest in a number of different kinds of "derivative" investments. In general terms, a derivative investment is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. In the broadest sense, options, futures contracts, and other hedging instruments the fund might use may be considered "derivative" investments. In addition to using derivatives for hedging, the fund might use other derivative investments because they offer the potential for increased value. The fund currently does not expect to use derivatives to a significant degree and is not required to use them in seeking its objective.

Temporary Defensive and Interim Investments. In times of adverse market, economic, political or other conditions, the fund can invest up to 100% of its assets in temporary defensive investments that are inconsistent with the fund's principal investment strategies. If the fund does so, the fund may not achieve its investment objective. Cash equivalent investments that may be purchased by the fund include short-term, high-quality debt securities, money market instruments, bills, notes and bonds that are issued, sponsored or guaranteed by the U.S. government, its agencies or instrumentalities ("U.S. Government Securities"), commercial paper or floating rate debt instruments. Cash equivalent securities other than U.S. Government Securities purchased by the fund must have received one of the two highest ratings from a nationally recognized statistical rating organization or be of comparable quality. The fund may also purchase shares of money market mutual funds or interests in collective accounts maintained by banks or financial institutions which hold the types of securities described above. In addition, cash not invested in equity securities may be invested in fixed income securities ("Bonds") pending investment in equity securities, as well as to maintain liquidity. Bonds and money market securities, while generally less volatile than equity securities, are subject to interest rate and credit risks.

Portfolio Turnover. A change in the securities held by the fund is known as "portfolio turnover." The fund may have a high portfolio turnover rate of over 100% annually, although the Adviser anticipates that portfolio turnover will be less than 100%. Increased portfolio turnover creates higher brokerage and transaction costs for the fund. If the fund realizes capital gains when it sells its portfolio investments, it must generally pay those gains out to the shareholders, increasing their taxable distributions.




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                           Additional Risk Information

Interest Rate Risk. The value of Bonds generally can be expected to fall when interest rates rise and to rise when interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of the fund's investments in Bonds will fall. Because interest rate risk is the primary risk presented by U.S. government and other very high quality Bonds, changes in interest rates may actually have a larger effect on the value of those Bonds than on lower quality Bonds.

Credit Risk. Credit risk is the risk that the issuer of a Bond will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a Bond's value may decline if the market believes that the issuer has become less able, or less willing, to make payments on time. Even high quality Bonds are subject to some credit risk. However, credit risk is higher for lower quality Bonds. Low quality Bonds involve high credit risk and are considered speculative.















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                             MANAGEMENT OF THE FUND

                               Investment Manager

Hillview Capital Advisors, LLC ("Hillview" or "Manager") serves as the fund's manager under the terms of its management agreement ("Management Agreement") with Hillview Investment Trust II (the "Trust"). As Manager, Hillview is responsible for managing the fund's business affairs. Officers of Hillview serve as Executive Officers of the fund and/or as members of the Board of Trustees. Hillview oversees the fund's service providers and compliance with applicable laws and regulations. For its services under the Management Agreement, Hillview receives an annual fee of 0.25% of the fund's average daily assets. As of September 30, 2002, Hillview had approximately $600 million in assets under management.

                               Investment Adviser

The REMS Group serves as the Adviser for the fund pursuant to an investment advisory agreement with the Trust. The REMS Group was organized in May 2002. Prior to its formation as an independent Adviser the REMS Group operated as a division of Beach Investment Counsel ("BIC") from May 2000 to May 2002. All assets, accounts and personnel of the REMS division of BIC transferred to the REMS Group. Prior to May 2000, Edward Turville, Managing Director and a principal of the REMS Group, was a partner at Dalton, Greiner, Hartman, Maher & Company ("DGHM") where he oversaw its public real estate investments and developed its REIT product in 1997. The REMS Group has no prior experience managing the assets of a registered investment company. For its services under the investment advisory agreement, the REMS Group receives an annual fee of 1.00% of the fund's average daily assets. The principal office of the REMS Group is 1100 Fifth Avenue South, Suite 301, Naples, FL 34102. As of September 30, 2002, the REMS Group had over $200 million in assets under management.

                                Portfolio Manager

Mr. Edward W. Turville, CFA - Mr. Turville has been Managing Director and Senior Portfolio Manager of the REMS Group since its inception in May 2002. Mr. Turville has managed over $150 million in real estate and REIT investments for the past 7 years and conducted research related to publicly traded real estate securities since 1970. As a partner at DGHM, Mr. Turville created the DGHM REMS REIT product in 1997 and served as its portfolio manager from 1997 to 2000. From May 2000 to May 2002, Mr. Turville served as BIC's Managing Director and Senior Portfolio Manager of the REMS REIT product.

                             DISTRIBUTIONS AND TAXES

                        Dividends and Other Distributions

The fund normally declares and pays substantially all of its net investment income as dividends and distributes any net realized capital gains annually.

Distributions are made on a per share basis regardless of how long you have owned your shares. Therefore, if you invest shortly before a distribution date, some of your investment will be returned to you in the form of a distribution. You will receive distributions in additional shares of the fund unless you elect to receive them in cash.

                                      Taxes

The distributions that you receive from the fund generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash. The fund expects that its distributions will include distributions primarily of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), as well as ordinary income and the excess of net short-term capital gains over net long-term capital losses. A distribution of net capital gain will be taxed to a non-corporate shareholder at a lower rate than ordinary income dividends. Each year, the fund will tell you how you should treat its distributions for tax purposes. If you hold fund shares through a tax-deferred account or plan, such as an IRA or 401(k) plan, distributions on your shares generally will not be subject to tax (nor will the tax consequences mentioned in the next paragraph apply).

When you sell (redeem) fund shares, you generally will be subject to federal income tax on any gain you realize. If you exchange fund shares for shares of another Hillview mutual fund, the transaction will be treated as a sale of the fund shares, and any gain will be subject to federal income tax.

Fund distributions and gains from the sale or exchange of your fund shares will generally be subject to state and local tax. Non-U.S. investors may be subject to U.S. withholding or estate tax and are subject to special tax certification requirements. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the fund.

                             SHAREHOLDER INFORMATION

                                Purchasing Shares

Shares of the fund are sold at the net asset value per share ("NAV") next calculated after your purchase order is accepted by the Trust. The minimum initial investment in the fund is $5,000 and subsequent investments must be at least $5,000. The Trust may waive any minimum or subsequent investment amounts.

The fund's NAV is determined at the close of regular trading on the New York Stock Exchange (the "Exchange") (normally at 4:00 p.m. Eastern time) on days the Exchange is open. The fund's NAV is calculated by adding the total value of the fund's investments and other assets, subtracting its liabilities and then dividing that figure by the number of outstanding shares of the fund:

                        NAV = total assets - liabilities
                              -----------------------------
                              number of shares outstanding

The value of the fund's investments is generally determined by current market quotations. If market quotations are not readily available, prices will be based on fair value as determined under the direction of the Board of Trustees of the Trust. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Assets that are denominated in foreign currencies are valued daily in U.S. dollars at the current foreign currency exchange rates. In rare cases, events that occur after certain markets have closed may render prices unreliable. When the fund believes a market price does not reflect a security's true value, the fund may substitute a fair value as determined by the Board of Trustees. This policy is intended to assure that the fund's net asset value fairly reflects security values as of the time of NAV determinations.

Payment for purchases of fund shares may be made by wire transfer or by check drawn on a U.S. bank. All purchases must be made in U.S. dollars. The fund reserves the right to reject any purchase order. The funds' transfer agent may receive purchase orders on any trading day on which the Exchange is open for business.

                                 Selling Shares

You may redeem your shares in the fund on any trading day on which the Exchange is open for business. Shares will be redeemed at the NAV next computed after receipt of your redemption order by the Trust. You will receive redemption proceeds within 7 days after receipt of your redemption order by the Trust. Redemption proceeds may be wired to an account that you have predesignated and which is on record with the Trust. Shares purchased by check will not be redeemed until that payment has cleared -- normally, within 15 days of the purchase date.

As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.

Redemption requests must be in writing and must be signed by the shareholder(s) named on the account. If you wish to redeem shares of the fund valued at $25,000 or more, each signature must be guaranteed.

Please direct all communication regarding purchase and redemption of fund shares to:

         Hillview Capital Advisors
         c/o PFPC Inc.
         760 Moore Road
         King of Prussia, PA  19406-1212

                Other Information about Purchases and Redemptions

You will not be able to purchase or redeem your shares on days when the Exchange is closed.

The fund reserves the right to honor any request for redemption by making payment in whole or in part in securities.

If at any time when a request for transfer or redemption of shares of the fund is received by the fund, your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 30 days, the fund may close your account and send you the proceeds at the current NAV.

                                    APPENDIX

Prior Performance of Predecessor Unregistered Investment Company. The performance shown below is for DGHM Leveraged REIT, L.P., an unregistered investment company advised by Real Estate Management Services Group, LLC (and its predecessors) that transferred all its assets to the fund before the fund commenced operations. DGHM Leveraged REIT, L.P. in all material respects had the same investment objective, policies, guidelines and restrictions as the fund. Because DGHM Leveraged REIT, L.P. was not registered under the 1940 Act, it was not subject to certain investment restrictions imposed by the 1940 Act. If DGHM Leveraged REIT, L.P. had been registered under the 1940 Act, performance may have been adversely affected. The fees and expenses of DGHM Leveraged REIT, L.P. were different than the fees and expenses expected to be charged to the fund. While the expenses for DGHM Leveraged REIT L.P. were lower than the fund's estimated expenses, the performance shown reflects the allocation of certain profits to the general partner, pursuant to a performance fee arrangement, which will not apply to the fund. For the periods shown, the expenses for DGHM Leveraged REIT L.P. combined with the general partner's performance fee was significantly greater than the fund's expenses.

The following information illustrates the changes in the performance of DGHM Leveraged REIT, L.P. from year to year and compares the DGHM Leveraged REIT, L.P.'s performance with a broad measure of market performance. The returns are determined by subtracting the initial value of the portfolio from the ending value and by dividing the remainder by the initial value. The returns shown do not reflect any reduction for taxes paid on distributions to partners. The past performance of DGHM Leveraged REIT, L.P. is not the fund's performance and is not indicative of future results of the fund, which may be higher or lower than the performance shown below. The performance shown below for DGHM Leveraged REIT, L.P. was not audited by PricewaterhouseCoopers, LLP, the fund's auditors.


DGHM Leveraged REIT, L.P.                                     Since Inception
Average Annual Returns as of 12/31/011       1 Year         (December 30, 1999)
Before Taxes                                 18.66%                25.31%
Morgan Stanley REIT Index2                   12.83%                20.44%

Highest and Lowest Quarter Returns
  through September 30, 2002                Returns           Quarter Ended
Highest Quarterly Return                     12.35%            June 30, 2001
Lowest Quarterly Return                      -7.36 %         September 30, 2002

1 The performance for DGHM Leveraged REIT, L.P. from January 1, 2002 through September 30, 2002 was 4.10%.

2 The Morgan Stanley REIT Index is a market capitalization weighted total return index of 104 REITs which exceed certain minimum liquidity criteria including market capitalization, shares outstanding, trading volume and per share market price. An index is a list of stocks. It is not a managed investment portfolio like the fund. The returns of an index are calculated without taking into account brokerage costs and the other expenses associated with mutual funds and other managed investment portfolios.

                              FOR MORE INFORMATION

If you want more information about the fund, the following documents are available free upon request:

Statement of Additional Information (SAI)

The SAI provides more detailed information about the fund and is legally considered a part of this prospectus.

Additional information about the fund's investments is available in the Trust's annual and semi-annual reports to shareholders. Such reports discuss market conditions and investment strategies that significantly affected the fund during its most recent fiscal year.

You may discuss your questions about the fund by contacting Hillview. You may obtain free copies of the SAI at any time and the Annual and Semi-Annual Reports when they become available, by contacting the fund directly at (800) 660-9418.

You may review and copy the SAI and other information about the fund by visiting the Securities and Exchange Commission's Public Reference Room in Washington, DC. You can obtain information about the operation of the Public Reference Room by calling the Commission at (202) 942-8090.

Reports and other information about the fund is available on the EDGAR Database on the Commission's Internet website at: http://www.sec.gov. You may obtain copies of this information, after you pay a duplicating fee, by e-mail request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC. 20549-0102.

Investment Company Act File No. 811-09901

(C)2002 Hillview Investment Trust II







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